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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549

                                 FORM 8-K CURRENT REPORT

          Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

    Date of Report                                     December 10, 2003
    (Date of earliest event reported)

                               HYBRID FUELS, INC.
             (Exact name of registrant as specified in its Charter)


        NEVADA                    0-29351            88-0384399
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification No.)



PO Box 41118, RPOS Winfield, B.C., Canada         V4V 1Z7
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code            250-764-0352




               #214-2791 Hwy 97 N, Kelowna, B.C., Canada, VIX 4J8
         (Former name or former address, if changed since last report)































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Item 5. Other Events and Regulation FD Disclosure.

On December 10, 2003, Mr. David P. Krahn and Mr. Alan Urschel were appointed to the Board of Directors of Hybrid Fuels, Inc.

Mr. Krahn, (49) of Niverville, Manitoba, Canada is a professional Engineer with Dillon Consulting, a National Consulting firm and a consulting Engineer for The Red River Floodway in Manitoba.

Mr. Urschel (49) of Grenfell, Saskatchewan, Canada is an experienced cattleman, grain farmer, Director of the Grenfell Cattlemen's Co-op Board and is a Councillor of the Rural Municipality of Elcapo #154.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hybrid Fuels, Inc.

/s/ Clay Larson
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Clay Larson
President and Chief Executive Officer.
Dated December 23, 2003.





































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